Chart Industries and Flowserve Corporation to Combine in Merger of Equals INVESTOR PRESENTATION June 4, 2025 Exhibit 99.2

Important Disclosures Important Information about the Transaction and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Chart Industries, Inc. (“Chart”) and Flowserve Corporation (“Flowserve”). In connection therewith, the parties intend to file relevant materials with the SEC, including a registration statement on Form S-4 to be filed by Flowserve in connection with the proposed issuance of shares of Flowserve’s common stock and preferred stock pursuant to the proposed merger transaction, which will include a document that serves as a prospectus of Flowserve with respect to such shares and a joint proxy statement of Chart and Flowserve (the “joint proxy statement/prospectus”) and, after the registration statement is declared effective, will be mailed to Chart and Flowserve stockholders seeking their approval of their respective transaction-related proposals. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of Chart and Flowserve, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chart will be available free of charge on Chart’s website at ir.chartindustries.com. Copies of documents filed with the SEC by Flowserve will be available free of charge on Flowserve’s website at ir.flowserve.com. Participants in the Solicitation Chart, Flowserve and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Chart’s stockholders and Flowserve’s shareholders in respect of the proposed transaction. Information regarding Chart’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Chart’s Form 10-K for the year ended December 31, 2024, filed on February 28, 2025, and its proxy statement filed on April 8, 2025, which are filed with the SEC. Information regarding Flowserve’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Flowserve’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, filed with the SEC on April 2, 2025. To the extent holdings of Chart’s or Flowserve’s securities by their respective directors or executives officers have changed since the amounts set forth in their respective 2025 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger transaction will be included in the registration statement on Form S-4 and the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents (when available) can be obtained free of charge from the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Forward Looking Statements Certain statements made in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger transaction between Chart and Flowserve including future financial and operating results, statements related to the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” “estimates,” “potential,” “intends,” “plans,” or the negative of such terms or comparable terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential merger transaction, including the expected time period to consummate the potential merger transaction, and the anticipated benefits (including synergies) of the potential merger transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Chart and Flowserve, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to: the risk that regulatory approvals are not obtained or are obtained subject to conditions, limitations or restrictions that are not anticipated by Chart and Flowserve; the failure to receive, on a timely basis or otherwise, the required transaction-related approvals of Chart’s stockholders and Flowserve’s shareholders; potential delays in consummating the proposed merger transaction, including as a result of failure to receive any regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); the ability to integrate the operations of Chart and Flowserve in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the proposed merger transaction will not be realized or will not be realized within the expected time period; the possibility that competing offers or acquisition proposals may be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Chart or Flowserve to pay a termination fee; risks that the anticipated tax treatment of the proposed merger transaction is not obtained; unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; the combined company’s ability to pay a quarterly dividend as expected; potential litigation relating to the proposed merger transaction that could be instituted against Chart, Flowserve or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the proposed merger transaction on the parties’ business relationships and business generally; risks that the proposed merger transaction disrupts current plans and operations of Chart or Flowserve and potential difficulties in employee retention as a result of the proposed merger transaction, as well as the risk of disruption of management and ongoing business operations during the pendency of, or following, the proposed merger transaction; uncertainties as to whether the proposed merger transaction will be consummated on the anticipated timing or at all or, if consummated, will achieve its anticipated economic benefits, including as a result of risks associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the proposed merger transaction which are not waived or otherwise satisfactorily resolved; changes in commodity prices; negative effects of this announcement, and the pendency or completion of the proposed merger transaction on the market price of Chart’s or Flowserve’s common stock and/or operating results; rating agency actions and the ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chart’s or Flowserve’s control; legislative, regulatory and economic developments targeting public companies in the industrial sector; global supply chain disruptions and the current inflationary environment; the substantial dependence of Chart’s and Flowserve’s sales on the success of the energy, chemical, power generation and general industries; economic, political and other risks associated with the international operations of Chart and Flowserve; potential adverse effects resulting from the implementation of tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; and the risks described in Item 1A “Risk Factors” of Chart’s and Flowserve’s most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. All forward-looking statements included in this communication are based on information available to Chart and Flowserve on the date hereof and Chart and Flowserve undertake no obligation to update or revise any forward-looking statement. Non-GAAP Measures Certain financial measures included herein, including EBITDA, Adjusted EBITDA, Adjusted EPS, Net Debt and estimates of cost and revenue synergies, among others, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.

Today’s Speakers Jillian C. Evanko President, Chief Executive Officer Chart Industries, Inc. Amy B. Schwetz Chief Financial Officer Flowserve Corporation Scott Rowe President, Chief Executive Officer Flowserve Corporation Joe Brinkman Chief Financial Officer Chart Industries, Inc.

Enhancing Shareholder Value Through Creation of an Industrial Process Leader Diversified and attractive end market exposure to increase resilience and drive differentiated growth Strong financial foundation to support shareholder returns and value creation Scaled industrial leader with complementary process technologies, products, and solutions to support full customer lifecycle Significant cost synergies with anticipated revenue upside

Establishes a scaled industrial process technology business with a comprehensive suite of flow and thermal solutions Complementary products with diversified and attractive end market exposure and a global reach drives resilience and differentiated growth Expanded aftermarket franchise delivers recurring revenue and opportunity for growth Compelling value creation through ~$300 million of annual cost synergies with revenue upside Strong cash flow generation and commitment to investment grade balance sheet Shared values with a commitment to safety, innovation, sustainability and communities to drive a seamless transition Creating a Differentiated Leader in Industrial Process Technologies

Structure All-stock merger of equals Total enterprise value of ~$19 billion a combined basis Chart shareholders will receive 3.165 shares of Flowserve common stock for each share of Chart common stock owned Pro-Forma Ownership (on a fully diluted basis) 53.5% to be owned by Chart shareholders 46.5% to be owned by Flowserve shareholders Financial Profile Expected leverage ratio at close of 2.0x net debt to combined Adjusted EBITDA Commitment to investment grade balance sheet Anticipated to be meaningfully accretive to combined Adjusted EPS in first year Expects to pay a quarterly dividend consistent with Flowserve’s historical per share payout levels Expected Synergies ~$300 million of anticipated annual cost synergies Revenue synergies over time representing an incremental 2% growth on the combined revenue Governance & Leadership Jill Evanko to serve as Chair of the Board Scott Rowe to serve as Chief Executive Officer John Garrison to serve as Lead Independent Director 12-member Board will comprise 6 directors from Chart and 6 from Flowserve, to include Ms. Evanko and Mr. Rowe Approvals & Closing Unanimously approved by Chart and Flowserve Board of Directors Expected to close in Q4 2025 Subject to Chart and Flowserve shareholder approvals, regulatory approvals and satisfaction of other customary closing conditions The combined company will assume a new name at the closing of the transaction, with such name to be announced at a later date Combined company will be headquartered in Dallas, TX; expects to maintain presence in Atlanta, GA and Houston, TX Transaction Overview Flowserve Chart Industries +

Scaled Industry Leader with Compelling Value Proposition

CHART

Leader in
thermal management

Nexus of Clean™
Clean Power, Clean Water, Clean Food, Clean Industrials

Select Financial Metrics[1]

Enterprise Value ~$19B	Revenue $8.8B
Adjusted EBITDA $1.9B	EBITDA – Capex $1.8B
Revenue Growth 8%	EBITDA – Capex Margin 20%

FLOWSERVE

Leader in
flow management

3D Strategy
Diversify, Decarbonize, Digitize

Combining two complementary businesses

Adjusted EBITDA Margin[1]	22%	Cost Synergies	~$300M

1. Operating metrics are shown on a combined basis and represent the twelve-month period ending 3/31/2025. Adjusted EBITDA metrics include full run-rate cost synergies of $300 million.

Chart Industries + Flowserve

7

Chart and Flowserve Combination: The Right Time to Capture the Unprecedented Opportunities in Today’s World Electrification of everything Clean water scarcity Global energy access and reliability Global nuclear renaissance Datacenter expansion for AI revolution Global LNG capacity and utilization build Reshoring of critical manufacturing Demand for decarbonization solutions Upgrading aging infrastructure

Balanced Revenue Mix Provides Strong Base for Consistent Growth and Resiliency

- Highly diverse, attractive end markets with broad geographic distribution
- Different positioning of products/solutions across the buying cycle contribute to reduced volatility
- Significant installed base delivers outsized aftermarket opportunity of ~$3.7B annually, with further growth potential
- The combination would have reduced historical revenue volatility by ~380bps[2]


CHART + FLOWSERVE
End Market Mix / Growth Rate[1]
Hydrogen, Nuclear & Helium
7% / LDD Growth
Power Generation
7% / LSD to MSD Growth
LNG
9% / LDD Growth
Chemical
12% / MSD Growth
Specialty Markets and Water
6% / LDD Growth
General Industrial
34% / MSD to HSD Growth
Process Industries
25% / LSD to MSD Growth
Geographic Mix[1]
Rest of World
5%
Asia-Pacific
21%
North America
43%
Europe, Middle East & Africa
31%
Original Equipment vs. Aftermarket[3]
Original Equipment
58%
Aftermarket
42%

1. Based on illustrative combined company 2024 data.
2. Represents the reduction in the standard deviation of revenue growth from 2019 – 2024 for the combined company relative to Flowserve standalone.
3. Based on combined company revenue for the twelve-month period ending 3/31/2025.

Chart Industries + Flowserve

9

Aligned Strategies, Different End Market Focuses… Significant Opportunity Clean Food Clean Water Decarbonize Diversify Digitize Creates significant cross-selling opportunities in new end markets Nuclear Power Process Industries Chemical Space Water General Industrial End Market Focus 3D Strategy Aligned Strategies LNG Clean Industrials Clean Power Industrial Gases Energy Power Generation

Digitally Integrated Solutions Across the Full Asset Lifecycle Combined digital platforms underpinning full suite of solutions Process Technology Products Systems Aftermarket Services Thermal and process engineering expertise to maximize throughput, improve efficiency, and meet performance demands Comprehensive and complementary equipment portfolio Integrated systems solutions across critical industries – bolstered by expanded product portfolio Nuclear LNG Liquefaction Water Treatment Traditional Energy Carbon Capture Petrochemical H2, He Liquefaction Industrial Gases Mining and Minerals Power Generation Pumps Control Valves Seals Heat Exchangers Compressors Cryogenic Storage Fans Global service infrastructure delivering spare parts, equipment upgrades, field service, and repairs to sustain asset performance and reduce downtime

Complementary Products Create a Comprehensive Solutions Portfolio End-to-End Solutions Compressors Heat Exchangers Cryogenic Storage Mobile Equipment Fans Pumps Actuators Control Valves Seals Engineered Pump Skid Combined Product Portfolio Pumps Valves Actuation Flow Systems Seals Compressors Turboexpanders Fans Air Cooled Heat Exchangers (ACHX) Cold Boxes / Brazed Aluminum Heat Exchangers (BAHX) Mobile Equipment Cryogenic Bulk Storage Tanks Product is in Flowserve portfolio Product is in Chart portfolio Flow Thermal

Combined Platform Delivers a System Approach to Address Full Customer Lifecycle



LNG System Configuration
LNG Carrier
Vapor Return Blower
LNG Storage Tanks
BOG Compressor
Gas Heater
Compressors
High-Pressure Pumps
Vaporizers
LNG Condenser
Sea Water Pumps
LNG Transport
Chart's IPSMR® optimizes liquification systems
Engineering
Construct & Install
Performance
Aftermarket Services
Design
Full Lifecycle
Nuclear System Configuration
Containment Structure
Pressurizer
Safety Valves
Reactor Pressure Vessel
Steam Generator
Recirculation Pumps
Steam Turbine
Generator
Immersion Water Heater
Air-Cooled Steam Condensor
Circulation Pumps
Feedwater Pump
Cooling Towers
Chart Product
Flowserve Product

Chart Industries + Flowserve

13

Large Installed Base Driving Aftermarket Revenue Growth

~$3.7bn in Combined Aftermarket Revenue[1]

(Aftermarket revenue in billions)



33%2
51%2
42%2,3
$1.0
$1.2
$1.4
$1.9
$2.2
$2.4
$2.9
$3.4
$3.7
2022
2023
LTM Q1 2025
2022
2023
LTM Q1 2025
2022
2023
LTM Q1 2025
CHART
FLOWSERVE
CHART + FLOWSERVE

Key Aftermarket Benefits

- Holistic technical expertise
- Hardware-integrated digital platform
- Global installed base and service center network
- Enhanced customer experience

Chart Aftermarket Capabilities

50+	450K	2,000+
Service Locations Globally	Installed Base Units	Assets Covered by Service Agreements

Flowserve Aftermarket Capabilities

150+	5M+	2,000+
Service Centers Globally	Installed Base Units	Assets Instrumented with RedRaven

1. Shown inclusive of the impact of Chart's acquisition of Howden; includes Chart's Repair, Service & Leasing segment sales and Flowserve Aftermarket sales.
2. Represents the percent of total sales from aftermarket for each company.
3. Based on combined company revenue for the twelve-month period ending 3/31/2025.

Chart Industries + Flowserve

14

Substantial Synergy Opportunity Providing Value Creation Upside

Anticipated Synergies

~$300M of expected annual cost synergies within three years following the transaction close

Expect to achieve >25% of cost synergies within one year following the transaction close

Expect to deliver significant upside from revenue synergies over time representing an incremental 2% growth on the combined company's revenue

Building on Chart's successful integration of Howden

Areas of Synergies

- Materials and procurement savings
- Roofline consolidation
- Organizational efficiencies
- Elimination of duplicate public company costs

Incremental opportunities in reduced combined financing costs

Breakdown of Cost Synergies



SG&A
~40%
COGS
~60%

Chart Industries + Flowserve

15

Scaled and Profitable Industrial Platform Positioned for Success Source: Financial metrics for Chart and Flowserve are based on management projections and are consistent with 2025E full year guidance as communicated during respective Q1 2025 earnings releases. Financials for remaining peers are based on consensus broker estimates as of June 2, 2025. Note: Peer figures have been adjusted to reflect the impact of material M&A. Figures have been adjusted to remove the impact of IFRS reporting differences vs. U.S. GAAP. Chart and Flowserve EBITDA margins shown post stock-based compensation deduction. With ~3% of margin enhancement from ~$300M anticipated cost synergies. 2025E EBITDA Margin 2025E Revenue ($ in billions)

Strong Balance Sheet and Cash Flow Generation Creates Capital Allocation Opportunities Capital Deployment Framework Focused on Value Creation Consistent Growth in Combined EBITDA – Capex1 ($ in billions) Figures shown inclusive of the impact of Chart’s acquisition of Howden. EBITDA shown post stock-based compensation deduction. 2.0x Expected Net Leverage at Close 2.6x Expected Gross Leverage at Close Committed to Investment Grade Balance Sheet Focus on debt repayment for investment grade balance sheet, with refinancing of Chart’s secured debt at, or near, closing. Disciplined Investment in Growth Funding to support highest return organic and inorganic growth opportunities. Balanced Capital Return Policy Expect to pay a quarterly dividend consistent with Flowserve’s historical per share payout levels, and share repurchases to offset equity grant dilution.

Creating a Brighter Future for our Associates and Customers Associates Unwavering commitment to company values Ensuring the safety and well-being of our employees Expanding career growth and opportunities Customers Expanding our global reach to enhance customer experience Innovating process designs and delivering exceptional operational support Engineering solutions to solve the biggest industrial challenges Empowering Excellence: Our Commitment to Values, Safety, and Growth

Enhancing Shareholder Value Through Creation of an Industrial Process Leader Diversified and attractive end market exposure to increase resilience and drive differentiated growth Strong financial foundation to support shareholder returns and value creation Scaled industrial leader with complementary process technologies, products, and solutions to support full customer lifecycle Significant cost synergies with anticipated revenue upside

Appendix

Introduction – Chart and Flowserve Note: EBITDA figures shown post stock-based compensation. Provider of critical equipment, process technology and services Leader in flow control solutions $4.2B LTM Revenue $1.0B / 24% LTM Adj. EBITDA / Margin 11,700 Employees 33%1 LTM Aftermarket Heat Exchangers Compressors Cryogenic Storage Vaporizers End Market Mix Geographic Mix End Market Mix Geographic Mix $4.6B LTM Revenue $0.6B / 14% LTM Adj. EBITDA / Margin 16,000+ Employees 51%1 LTM Aftermarket Pumps Seals Control Valves Actuators Represents the percent of total sales from aftermarket for each company.